PURCHASE AND SALE AGREEMENT
                     Shadeland Shoppes and Shadeland Station
                              Indianapolis, Indiana


1. PARTIES: USF&G/Legg Mason Realty Partners Limited Partnership, a Maryland limited partnership, ("Seller") agrees to sell and convey to:

A.        ---------------------------------------------------------------------
                  individual Purchaser

B.        --------------------------------------------------------------------;
          a ------------------  --------------------- limited/general partnership or limited liability company

C.        Invesco Realty Advisors, Inc.: a Delaware corporation

        ("Purchaser") and Purchaser agrees to buy from Seller the Property (as defined in Section 2 below) for the consideration and upon and subject to the terms, provisions, and conditions hereinafter set forth in this Purchase and Sale Agreement (this "Contract").

2. PROPERTY: A tract of land situated in the City of Indianapolis, State of Indiana, legally described on Exhibit A attached hereto and made a part hereof (the "Land"), and commonly known as Shadeland Shoppes and Shadeland Station located at the southeast corner of 75th Street and Shadeland Avenue, improved with approximately 104,976 square feet of leasable space in buildings ("Center"), together with all buildings, improvements, fixtures, and all property of every kind, character and description, owned by Seller and located in, on, attached to, or used in connection with, the Center; and all privileges and appurtenances pertaining thereto including any right, title and interest, if any, of Seller in and to adjacent streets, alleys and rights-of-way, together with;

          (a) all security deposits taken from any tenants (the "Security Deposits") on the Closing Date;

          (b) all of Seller's interest in all contracts or agreements and/or leases for the furnishing of maintenance, repairs, supplies, equipment or other services to the Property, which have a term expiring after the Closing Date as described on Exhibit B attached hereto and made a part hereof (the "Services Contracts") and which are not rejected by Purchaser in writing during the Inspection Period;

          (c) to the extent assignable, all of Seller's interest in all building and other permits, certificates, licenses, authorizations and approvals granted in connection with the Property on the Closing Date (the "Licenses and Permits");

          (d) all right, title and interest in any leases encumbering or affecting the Property, as described on Exhibit C attached hereto and made a part hereof (the "Leases");

          The Land, the Center, the Security Deposits, the Service Contracts, the Licenses and Permits and the Leases, are sometimes referred to herein, collectively, as the "Property".

3.        CONSIDERATION:

A. Purchase Price. The purchase price for the Property shall be $12,000,000.00, payable in U.S. dollars by Purchaser as follows:

          (a) Earnest Money: Within two (2) business days after the execution of this Contract, Purchaser shall deposit the sum of Two Hundred Thousand Dollars (200,000.00) (the "Earnest Money") payable with Chicago Title Insurance Company (the "Title Company"), 350 N. St. Paul, Suite 250, Dallas, Texas 75201, Attention: Nancy Colauca

          (b) The balance of the Purchase Price, plus or minus prorations and closing adjustments, if any, is due at the Closing (as hereinafter defined) and must be paid by wire transfer to a bank account designated by the Title Company for the benefit of Seller.

4. DOCUMENTS AND DELIVERIES AT CLOSING BY SELLER: At the time and place of Closing, upon payment in full of the Purchase Price and satisfaction of all of Purchaser's obligations under this Contract, Seller shall:

          (a) Convey and deliver title to the Land and the Center by special warranty deed to Purchaser in the form attached hereto as Exhibit F.

          (b) Deliver a title policy at Closing issued by the Title Company in the full amount of the Purchase Price, dated as of Closing, insuring Purchaser's fee simple title to the Property, subject only to (i) the title exceptions approved by Purchaser (the "Permitted Exceptions") and (ii) the standard printed exceptions and such additional exceptions as are contained in the usual form of owner's title policy. If Purchaser has any objection to the title commitment or survey, Purchaser shall notify Seller on or before October 23, 1998 and Seller shall have until November 9, 1998 to remedy any such objections or notify Purchaser that Seller shall not remedy such matters. If Purchaser fails to make any objections by October 23, 1998, the title and survey shall be deemed acceptable to Purchaser. If Seller is unable or unwilling to remedy any objection of Purchaser, Purchaser may terminate this Agreement by providing notice to Seller within five (5) days of Seller's notice to Purchaser that it is unable or unwilling to remedy Purchaser's objection and receive the Earnest Money, or proceed to closing and waive any such objection.

          (c) To the extent assignable, assign and deliver to Purchaser all of Seller's interest in the Licenses and Permits. Purchaser shall be responsible for all of the obligations of Seller thereunder, from and after the Closing Date.

          (d) To the extent assignable, assign and deliver to Purchaser all of Seller's interest in the Service Contracts. Purchaser shall be responsible for all of the obligations of Seller thereunder from and after the Closing Date. Seller shall be responsible for all obligations owing thereunder prior to Closing. Seller, as of the Closing Date, shall terminate the existing management contract for the Property.

          (e) Deliver to Purchaser copies of the Licenses and Permits, if available, and the Service Contracts.

          (f) Assign and deliver to Purchaser all of Seller's interest in the Security Deposits and Leases. Purchaser shall be responsible for all of the obligations of Seller thereunder from and after the Closing Date. Seller shall be responsible for all obligations owing thereunder prior to Closing. Seller shall provide to Purchaser an estoppel certificate stating (i) that the Lease(s) are unmodified and in full force and effect, (ii) the dates to which rental payments have been made, (iii) that there are no defenses against enforcement of the Lease(s), and (iv) that Seller (landlord) has not failed to perform in accordance with any of the terms of the Leases.

          (g) Deliver to Purchaser an affidavit originally executed by Seller to the effect that Seller is not a foreign person for purposes of 26 U.S.C. 1445 (b) (2).

          (h) Deliver to Purchaser possession of the Property, subject to the rights of tenants and parties in possession and other terms of this Contract.

          (i) Use reasonable efforts to obtain estoppel certificates from Marsh, Osco Drugs and no less than 75% of the other tenants at the Center in substantially the form attached hereto as Exhibit "G" but only the provisions in Exhibit "G-1" solely for Marsh. The documents described in this Section 4 are hereinafter referred to, collectively, as the "Seller's Closing Documents".

          (j) A certified rent roll dated as of the closing date in the form hereinafter described.

5. DOCUMENTS AND DELIVERIES AT CLOSING BY PURCHASER: At the time and place of Closing, Purchaser shall execute and deliver to Seller such documents as may be necessary to effect the Closing, and an assumption by Purchaser, from and after the Closing Date, of all obligations of Seller under the Service Contracts, the Licenses and Permits and the Leases, the form of which Assignment and Assumption Agreement is set forth on Exhibit E attached hereto and made a part hereof.

          The documents described in this Section 5 are hereinafter referred to, collectively, as "Purchaser's Closing Documents". Seller's Closing Documents and Purchaser's Closing Documents are sometimes referred to herein, collectively, as the "Closing Documents".

6. CLOSING EXPENSES: Seller shall be responsible for Seller's attorneys' fees, and the full cost of any owner's title insurance policy. Purchaser shall be responsible for Purchaser's attorneys' fees, any survey expenses, any costs and expenses attendant to the investigation into any environmental conditions on or about the Property, the full cost of any lender's title insurance policy, any endorsements to the title policy of lender and owners, and all costs, fees, taxes and other charges associated with any financing obtained by Purchaser to finance the acquisition of, or improvement to, the Property. Seller shall pay all transfer taxes and recording charges. Escrow fees and document preparation fees and any title insurance company fees for the use of the Title Company's offices for the Closing shall be borne equally by the parties. All other costs incurred in connection with the Closing shall be paid by the party incurring such cost.

7. CONDITIONS TO OBLIGATIONS OF PURCHASER: The obligation of Purchaser to perform Purchaser's obligations under this Contract are, and shall be subject to, the satisfaction of each of the following conditions:

          (a) Purchaser is satisfied with the condition of the Property by Purchaser not providing notice to terminate this Contract by October 23, 1998.

          (b) Seller shall have executed, acknowledged, where applicable, and delivered Seller's Closing Documents to be executed and delivered by Seller, and Seller shall have delivered to Purchaser all of the agreements, documents and other items required under this Contract.

          (c) Seller shall have performed, observed and complied, in all material respects, with all covenants, agreements and conditions required by this Contract to be performed, observed and complied with on its part prior to or as of the Closing.

          (d) Seller shall obtain estoppel certificates fromMarsh and Osco Drugs and no less than 75% of the other tenants at the center substantially in the form attached hereto as Exhibit "G" but in the terms of Exhibit "G-1" for Marsh.

          (e) All warranties and representations made by Seller herein shall have been and remain complete and truthful on the Closing Date.

          (f) On the Closing Date, the improvements and the equipment forming a part of the Property shall be in substantially the same condition and repair, ordinary wear and tear due to normal conditions excepted, as the same shall have existed at the time of the inspection of the Property by Purchaser during the Inspection Period.

          (g) All of the Tenant Leases must be in full force and effect on the Closing Date, unless by its terms a Tenant Lease terminates.

          If any one of the above conditions is not satisfied, Purchaser may, at its option, waive such condition or Purchaser may terminate this Agreement by written notice thereof to Seller in which event the Earnest Money shall be immediately refunded to Purchaser and the parties shall have no further right or obligation hereunder.

8. CONDITIONS TO OBLIGATIONS OF SELLER: The obligation of Seller to perform Seller's obligations under this Contract are and shall be subject to the satisfaction of each of the following conditions at or prior to the Closing:

          (a) Purchaser shall have executed, acknowledged, where applicable, and delivered Purchaser's Closing Documents to be executed and delivered by Purchaser, and Purchaser shall have delivered to Seller all of the agreements, documents and other items required under this Contract.

          (b) All of the representations and warranties of Purchaser contained in this Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date.

          (c) Purchaser shall have performed, observed and complied, in all material respects, with all covenants, agreements and conditions required by this Contract to be performed, observed and complied with on its part prior to or as of the Closing.

9. CASUALTY TO PROPERTY: Seller shall maintain comprehensive insurance coverage of the Property in the amount of the full replacement cost thereof until the Closing. Promptly after the occurrence of any fire or other casualty affecting the Property or any portion thereof occurring between the date hereof and the Closing Date (a "Casualty"), Seller shall give Purchaser written notice thereof (a "Casualty Notice"), which Casualty Notice shall state the type, location and amount of damage to the Property.

          If, prior to the Closing, such a Casualty shall occur and the cost to complete repairs of such Casualty shall exceed $200,000, then, in any such event, either party, at its sole option, may terminate this Contract by written notice to the other (a "Casualty Termination Notice"), within ten (10) days after Purchaser has received the Casualty Notice; provided, however, that if the Closing is scheduled for a date which is less than ten (10) days after Purchaser's receipt of the Casualty Notice, the Closing shall be adjourned until ten (10) days after Purchaser's receipt of the Casualty Notice; in the event this Contract is terminated as provided herein, the Earnest Money, together with all interest earned thereon, shall be returned to Purchaser, this Contract shall be null and void and neither party hereto shall have any further liability or obligation to the other (other than the obligation of Purchaser to keep confidential all documents and other materials furnished to Purchaser pursuant to the transaction contemplated by this Contract). If neither Purchaser nor Seller elect to so terminate this Contract, then the Closing shall take place as provided herein, without credit to the Purchase Price, but Seller shall pay over to Purchaser all insurance proceeds payable as a result of such casualty and credit to Purchaser the amount of the deductible payable under Seller's insurance policy.

10. CONDEMNATION: In the event of any taking of all or any part of the Property by eminent domain proceedings, or the commencement of any such proceedings during the period from the date hereof to the Closing Date, Seller promptly shall give Purchaser written notice of such proceeding, stating the amount, type and location of such taking or proposed taking, and Purchaser shall proceed as follows:

          (a) Should all of the Property, or a portion of the Property which materially interferes with the present use thereof (as reasonably determined by Purchaser), be condemned, (or if a threat of any such condemnation occurs) Purchaser shall be permitted to terminate this Contract by written notice to that effect to Seller on or before the date fixed for the Closing, and the Earnest Money and all interest earned thereon shall be returned to Purchaser. Thereafter, this Contract shall become null and void and neither party hereto shall have any other liability or obligation to the other (other than the obligation of Purchaser to keep confidential all documents and other material furnished to Purchaser pursuant to the transaction contemplated by this Contract).

          (b) If only a portion of the Property is condemned, which would not materially interfere with the present use thereof, Purchaser will be liable and obligated to take title to the remaining portion of the Property at the Purchase Price, in which event Seller shall assign to Purchaser all of Seller's right, title and interest in and to any award resulting from such condemnation.

11. CLOSING: Settlement of this transaction shall be held at 11:00 a.m., Indianapolis time, on or before November 9, 1998, at the offices of the title insurance company, time being of the essence thereof. The settlement of this transaction and the date of such settlement are referred to herein as the "Closing" and the "Closing Date", respectively. Seller and Purchaser may mutually agree upon an earlier date for settlement of this transaction or fix another place for settlement of this transaction.

12. APPORTIONMENTS AND ADDITIONAL PAYMENTS: The following apportionments and payments are to be made as of the Closing Date:

          (a) In accordance with local custom, all taxes which are attributable to the real estate as of the Closing Date, and all assessments which have become a lien upon the Land, whether or not recorded at the date of this Contract, and continuing until the Closing, shall be paid by Seller. Current year taxes, if any, shall be prorated and adjusted as of the Closing Date in accordance with the due date basis of municipality or taxing unit in which the Land is located. Personal property taxes, sewer rents, water charges, and all other municipal charges, if any, shall be apportioned on the basis of the tax year or other period for which assessed, in accordance with local practices whether due or payable; provided, however, that all tax refunds from prior years shall remain the property of Seller. If a refund is received for a period after the Closing, Purchaser shall be entitled to the same, after deduction of any expenses incurred by Seller in order to obtain such refund. The tax proration at Closing shall be final based upon most recent assessments and no adjustment shall be made following Closing when actual taxes are determined.

          (b) Rents and other income of any type arising from the Center shall be prorated as of the Closing Date.

          (c) Charges for the consumption of electricity, fuel oil on the Property, steam, gas, telephone services and other utility services, if any, shall be prorated as of the Closing Date, unless final readings therefor can be established, as of the Closing Date. Further, payments under the Service Contracts, the Leases and any other executory contracts assigned to Purchaser will be prorated at the Closing.

          (d) Security deposits made by tenants under the Leases or other agreements transferred to Purchaser hereunder shall be deducted from the Purchase Price, and Purchaser thereupon shall acquire all of Seller's rights and obligations, if any, in and to such deposits.

          To the extent that information for any proration described herein is not available on the Closing Date, the parties shall cause such proration to occur with fifteen (15) days after such information is received.

          Except as herein otherwise provided, all apportionments provided for in this Contract shall be made as of 12:01 a.m. local time on the Closing Date, and shall be based upon the actual number of days in the period covered by the sum being apportioned. Closing adjustments and apportionments made pursuant to the foregoing provisions shall be determined jointly by representatives of Purchaser and Seller at least two (2) days prior to the Closing.

13. CONFIDENTIAL INFORMATION - INSPECTIONS: All information furnished by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its review or preparation for Closing shall be treated as confidential information by Purchaser and shall be returned to Seller in accordance with the Confidentiality Agreement heretofore executed by Purchaser. In addition, copies of all reports, engineering studies, analyses and other documents and information initially provided by Seller shall be delivered by Purchaser to Seller if Purchaser terminates this Contract. Purchaser shall maintain a policy of comprehensive general liability insurance in order to insure against any damage, claim, loss or injury which Purchaser, or any of its employees, agents or representatives, may cause on or in the Property. Purchaser shall defend, indemnify and hold Seller harmless from and against any liabilities, claims, demands or actions for personal injury or property damage incident to, resulting from, or in any way arising out of, such test, inspection or entry by or on behalf of Purchaser or any of its agents or employees onto the Property. The foregoing indemnity shall survive the Closing and not be merged therein.

14. COVENANTS OF SELLER: Seller hereby agrees that during the period between the date hereof and the Closing Date that:

          (a) Seller will (i) manage the Property or cause the Property to be managed in accordance with past practices and (ii) continue past normal practice with respect to reasonable maintenance and repairs of the Property, and the Property will be of at least the same quality on the Closing Date as on the date hereof, except for normal wear and tear and damage by any Casualty; provided, however, that nothing herein shall obligate Seller to undertake any major repairs or major renovations or make capital improvements to the Property, except for that required to operate the Property in the course of its day to day business.

          (b) Seller shall allow Purchaser or Purchaser's representatives access to the Property, upon reasonable prior notice at reasonable times, but Purchaser covenants not to talk with any of the tenants, without prior notice to Seller. Purchaser shall hold in strict confidence all matters pertaining to the Property.

15. PURCHASER'S REPRESENTATIONS AND WARRANTIES: Purchaser represents and warrants to Seller as follows, which representations and warranties shall be true and correct in all material respects as of the date hereof and as of the Closing Date:

          (a) Purchaser, if an entity and not an individual, is duly organized, validly existing and in good standing under the laws of the state in which it was organized.

          (b) Purchaser has full power and authority to enter into this Contract and to perform its obligations hereunder.

          (c) The person executing this Contract on behalf of Purchaser has been duly authorized to do so, and, when so executed, this Contract shall constitute a valid obligation of Purchaser, binding upon and enforceable against Purchaser in accordance with its terms.

          Purchaser will indemnify and hold harmless Seller, and its successors and assigns, from and against any and all loss, liability, damage, cost and expense, including, without limitation, reasonable attorneys' fees, suffered or incurred by Seller due to a breach of any of the foregoing representations and warranties.

16. SELLER'S REPRESENTATIONS AND WARRANTIES: Seller represents and warrants to Purchaser as follows, which representations and warranties shall be true and correct in all material respects as of the date hereof and as of the Closing Date:

          (a) Seller is a limited partnership, duly constituted, validly existing and in good standing under the laws of the State of Maryland.

          (b) As of the Closing Date, Seller will hold good and marketable title to all of the Property, subject to no mortgage, pledge, lien, encumbrance, security interest or charge that will not be discharged prior to Closing, other than the Permitted Exceptions.

          (c) There are no existing or pending litigation actions, suits, proceedings or claims with respect to any aspect of the Property except the suit filed by Athanasin Condos, filed in the Marion County Superior Court, Cause No. 49D049807CT000972 nor, to Seller's knowledge, have any such actions, suits, proceedings or claims been threatened or asserted. Seller shall continue to defend such claim and indemnify and hold harmless Purchaser from any liability related thereto.

          (d) The rent roll to be provided to Purchaser prior to the date hereof and the rent roll to be provided by Seller at the Closing (collectively the "Rent Rolls") will each list the name of each tenant, the date of its lease and any amendments and will be substantially true, correct and complete list in all material respect with respect to each Lease for the following (i) the type of space covered thereby and number of square feet of rentable area, (ii) the expiration thereof, (iii) renewal options, if any, (iv) the rents and other charges payable thereunder, (v) any rents or other charges in arrears or prepaid thereunder and the period for which such rents and other charges are in arrears or have been prepaid, (vi) the amount of the security deposit thereunder, and (vii) any tenant improvement costs or leasing commissions payable by the landlord at any time after the date hereof. All tenants pay for utility consumption at their leased premises.

          (e) To Seller's knowledge, the Property is in full compliance with all restrictive covenants and deed restrictions affecting the Property and with all applicable laws (including, without limitation, any applicable environmental laws).

          "Seller's knowledge" shall consist of only the actual knowledge of employees of USF&G Realty Advisors, Inc., which entity is responsible for the management of the Property, and no constructive knowledge shall be applicable and no further investigation shall be required or has been made.

17.       DEPOSIT:

          (a) At the Closing, the Escrow Agent shall promptly deliver the Earnest Money thereon to Seller and Purchaser shall receive the credit thereof against Purchase Price.

          (b) If the Escrow Agent receives a written statement executed by Purchaser that title to the Property has not closed under this Contract because of the inability of Seller to close under this Contract, or because of a default by Seller causing a failure to close under this Contract, or because of Purchaser's termination of this Contract as permitted by and in accordance with the provisions herein contained, Escrow Agent, within three (3) business days after the receipt of such written statement, shall deliver a copy of said statement to Seller, and shall return the Earnest Money, and all interest earned thereon, to Purchaser on the tenth (10th) business day after receipt thereof by Escrow Agent, unless, prior to such return, Escrow Agent receives from Seller a written statement contesting the accuracy of Purchaser's statement and demanding retention of the Earnest Money, and all interest earned thereon, by Escrow Agent.

          (c) If the Escrow Agent receives a written statement executed by Seller that title to the Property has not closed under this Contract because of the inability of Purchaser to close under this Contract, or because of a default by Purchaser causing a failure to close under this Contract or because of Seller's termination of this Contract as permitted by and in accordance with the provisions herein contained, Escrow Agent, within three (3) business days after receipt of such written statement, shall deliver a copy of said statement to Purchaser and shall forward the Earnest Money, and all interest earned thereon, to Seller on the tenth (10th) business day after receipt thereof by Escrow Agent, unless, prior to such return, Escrow Agent receives from Purchaser a written statement contesting the accuracy of Seller's statement and demanding retention of the Earnest Money, and all interest earned thereon, by Escrow Agent.

          (d) Upon receipt by Escrow Agent of a written statement of contest from Seller under subsection (b) above, or from Purchaser under subsection (c) above, Escrow Agent shall retain the Earnest Money, and all interest earned thereon, and thereafter deliver the same
          (less costs) to either Seller or Purchaser (or otherwise), as Seller and Purchaser direct by a written statement jointly executed by them or pursuant to the directions contained in a final Court Order from a Court having jurisdiction and venue over the parties and the dispute; provided, however, that Escrow Agent, at any time before receiving any such jointly executed statement or Court Order, and on notice to eller and Purchaser, may surrender the Earnest Money, and all interest earned thereon, to a court of competent jurisdiction by means of an interpleader action or otherwise, for such disposition as may be directed by such court.

          (e) Escrow Agent shall not be liable to either Seller or Purchaser in connection with its performance as escrow agent hereunder, except in the event of its gross negligence and/or willful disregard of the escrow provisions set forth in this Contract. Escrow Agent may rely and/or act upon any instrument or document reasonably believed by it to be genuine and to be executed and/or delivered by the proper person. Seller and Purchaser hereby agree to indemnify, defend and hold Escrow Agent harmless from and against any cost, loss or expense (including reasonable attorneys' fees and disbursements) suffered or incurred by Escrow Agent as a result of it being named in or as a result of it commencing and prosecuting any litigation or proceeding required or permitted including all interest earned thereon, and any and all of its obligations arising therefrom.

          (f) Notwithstanding anything contained herein to the contrary,the Earnest Money shall be immediately refunded to Purchaser upon Title Company's receipt of a copy of a notice from Purchasers terminating this Agreement on or before the last day of the Inspection Period.


18. BROKER: Seller and Purchaser each represent and warrant to the other that it has not utilized the services of any real estate broker, salesperson or finder ("Broker") in connection with this Contract or the purchase and sale of the Property contemplated hereby. Seller and Purchaser each agree to indemnify, defend and hold harmless the other and their respective successors and assigns from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts or omissions of the indemnifying party or any person or entity purportedly acting on behalf of the indemnifying party. The foregoing indemnifications shall survive the Closing.

19.       DISCLAIMER:

          A. EXCEPT AS OTHERWISE SPECIFICALLY STATED IN THIS CONTRACT, SELLER HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY AND REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO AND CONCERNING, THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, AND THE SUITABILITY THEREOF, AND OF THE PROPERTY, FOR ANY AND ALL ACTIVITIES AND USES WHICH Purchaser MAY ELECT TO CONDUCT THEREON.

          B. EXCEPT AS SPECIFICALLY REPRESENTED BY SELLER UNDER SECTION 16, PURCHASER ACKNOWLEDGES THAT HAVING BEEN GIVEN A SUFFICIENT OPPORTUNITY TO INSPECT THE PROPERTY, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND FINANCIAL ANALYSIS OF THE REVENUE AND EXPENSES THAT MAY BE RECEIVED OR INCURRED IN ARRIVING AT ITS DECISION TO PURCHASE THE PROPERTY.

          C. PURCHASER IS PURCHASING THE PROPERTY IN ITS PRESENT CONDITION, "AS IS, WHERE IS", AND SELLER HAS NO OBLIGATION TO CONSTRUCT ANY IMPROVEMENTS THEREON, OR TO PERFORM ANY OTHER ACT REGARDING THE PROPERTY, EXCEPT AS EXPRESSLY PROVIDED HEREIN, AND HAS BEEN GIVEN SUFFICIENT OPPORTUNITY TO INSPECT THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, SEWER, ROOF, PLUMBING, ELECTRICAL, MECHANICAL AND STRUCTURAL, AIR CONDITIONERS AND HEATING SYSTEMS. NOTHING HEREIN SHALL RELEASE SELLER FROM LIABILITY FOR ANY OF ITS REPRESENTATIONS OR WARRANTIES.

          D. FACTUAL INFORMATION SUCH AS PROPERTY DIMENSIONS, SQUARE FOOTAGE, OR SKETCHES SHOWN TO PURCHASER OR SET FORTH HEREIN ARE OR MAY BE APPROXIMATE, AND PURCHASER REPRESENTS TO SELLER THAT HE/SHE/IT HAS INSPECTED AND VERIFIED THE FACTS AND INFORMATION PRIOR TO THE EXECUTION OF THIS CONTRACT. NO LIABILITY FOR ANY INACCURACIES, ERRORS OR OMISSIONS IS ASSUMED BY SELLER.

          E. THE AGENTS OF SELLER IN THIS TRANSACTION HAVE NO EXPERTISE WITH RESPECT TO ENVIRONMENTAL MATTERS. PROPER INSPECTIONS OF THE PROPERTY BY QUALIFIED EXPERTS ARE AN ABSOLUTE NECESSITY TO DETERMINE WHETHER OR NOT THERE ARE ANY CURRENT OR POTENTIAL ENVIRONMENTAL CONCERNS RELATING TO THE PROPERTY. PROBLEMS INVOLVING ENVIRONMENTAL CONCERNS CAN BE EXTREMELY COSTLY TO CORRECT. IT IS THE RESPONSIBILITY OF PURCHASER TO RETAIN QUALIFIED EXPERTS TO DEAL WITH THE DETECTION AND CORRECTION OF SUCH MATTERS.

          F. IT IS UNDERSTOOD AND AGREED THAT PURCHASER ASSUMES FULL AND COMPLETE RESPONSIBILITY FOR COMPLIANCE WITH ALL TITLES OF THE FEDERAL AMERICANS WITH DISABILITIES ACT ("ADA") AND THE REGULATIONS PROMULGATED PURSUANT THERETO, AS WELL AS ANY AND ALL STATE OR LOCAL ACCESSIBILITY STANDARDS.

20. NOTICES: All notices, elections, consents, demands and communications (collectively called "Notices" or individually called a "Notice") shall be in writing and delivered personally, by registered or certified mail return receipt requested, postage prepaid, or by a national overnight courier service or by facsimile (with a copy sent by U.S. mail) and, if sent to Purchaser, addressed to Purchaser at Purchaser's address, and, if sent to Seller, addressed to Seller at Seller's address, each stated on the signature page of this Contract. Copies of Notices shall be sent to the attorneys for the respective parties, if identified on the signature page. Either party, by written notice to the other, may change the address to which Notices are to be sent. Unless otherwise provided herein, all Notices shall be deemed given when personal delivery is effected, or when deposited in any branch, station or depository maintained by the U.S. Postal Service or the overnight courier service within the United States of America, or when confirmed receipt of a facsimile transmission if received by the sender except that a Notice of a change of address shall be deemed given when actually received. Seller's affidavit of the date and time of deposit in a mailbox, or with an overnight mail service, or a postmark, whichever is earlier, shall constitute evidence of the effective date when the Notice has been given.

21. ENTIRE AGREEMENT: This Contract constitutes the entire agreement between the parties as to the subject matter hereof and supersedes all prior understandings and agreements. There are no representations, agreements arrangements or understandings, oral or written, between the parties relating to the subject matter contained in this Contract, which is not fully expressed or referred to herein.

22. SUCCESSORS AND ASSIGNS: The provisions of this Contract shall bind and inure to the benefit of Purchaser and Purchaser's heirs, legal representatives, successors and permitted assigns, and shall bind and inure to the benefit of Seller and its successors and assigns. This Contract may be assigned by Purchaser at the closing without prior written consent of Seller, to any existing client of Purchaser.

23. JOINT PURCHASERS: The term "Purchaser" shall be read as "Purchasers", if more than one person is the Purchaser of the Property, in which case their obligations shall be joint and several.

24. FURTHER ASSURANCES: Either party shall execute, acknowledge and deliver to the other party such instruments and take such other actions, in addition to the instruments and actions specifically provided for herein, at any time and from time to time after execution of this Contract, whether before or after the Closing, as such other party may reasonably request in order to effectuate the provisions of this Contract or the transaction contemplated herein, or to confirm or perfect any right to be created or transferred hereunder or pursuant to this transaction, provided that neither party shall be required to incur any material expense in connection therewith.

25. SEVERABILITY: If any clause or provision of this Contract is held to be invalid or unenforceable by any court of competent jurisdiction as against any person or under any circumstances, the remainder of this Contract and the applicability of any such clause or provision to other persons or circumstances shall not be affected thereby. All other clauses or provisions of this Contract, not found invalid or unenforceable, shall be and remain valid and enforceable.

26. CONSULT YOUR ATTORNEY: THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. READ IT CAREFULLY. NO REPRESENTATION OR RECOMMENDATION IS MADE BY SELLER, BROKER, LISTING COMPANY OR ANY OF THEIR AGENTS OR EMPLOYEES, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT, OR THE TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY. CONSULT YOUR ATTORNEY BEFORE SIGNING. NONE OF SELLER, BROKER OR LISTING COMPANY CAN GIVE YOU ANY LEGAL ADVICE.

27.       TERMINATION, DEFAULT AND REMEDIES:

          (a) Permitted Termination. If this Contract is terminated by either party pursuant to a right expressly given it to do so hereunder (herein referred to as a "Permitted Termination"), except for a termination by Seller because of the default of Purchaser, the Earnest Money, and all interest earned thereon, immediately shall be returned to Purchaser.

          (b) Seller's Title Default. If Seller shall be unable to convey title to the Property at Closing in accordance with the title accepted by Purchaser under Section 4(b), Purchaser may elect to ccept such title as Seller conveys, but the foregoing shall not permit Seller to refuse to pay off existing mortgages or judgment liens which are unpermitted title exceptions, or Purchaser may terminate this Contract and receive back the Earnest Money deposit and accrued interest, and if as a result of an act or omission of Seller following Purchaser's acceptance of the condition of title to the Property under Section 4(b), recover its reasonable out-of-pocket costs and expenses incurred in connection with the transaction evidenced hereby not to exceed $200,000, as its sole remedy.

          (c) Other Default by Seller. If Seller defaults for any reason other than for a title defect as provided for above, Purchaser may elect to receive back his Earnest Money deposit and accrued interest (less service charge), if any, and recover its reasonable out-of-pocket expenses incurred in connection with the transaction which shall not exceed $200,000, as liquidated damages, or in the alternative, Purchaser shall have the right to an action for specific performance for Seller's breach of this Contract, which shall be Purchaser's only other remedy. Purchaser acknowledges and agrees that under no circumstances except Seller's fraud or deceit or except as otherwise provided in this Section 27, shall Seller be liable for Purchaser's damages, consequential, actual, punitive, speculative, or otherwise.

          (d) Default by Purchaser. In the event of a default by Purchaser hereunder, Seller's sole remedy shall be to terminate this Contract by notice to Purchaser, whereupon this Contract shall become null and void, without further liability of either party to the other, with the exception that Seller shall be paid the Earnest Money, and all interest earned thereon, it being agreed between Purchaser and Seller that such sum(s) shall be liquidated damages for a default by Purchaser hereunder, because of the difficulty, inconvenience and uncertainty of ascertaining actual damages for such default.

          Notwithstanding anything to the contrary contained herein, in the event of a termination of this Contract for any reason whatsoever, any provision hereof that is intended to survive the Closing also shall survive such termination.

28. SPECIAL CONDITIONS: All Service Contracts not rejected by Purchaser prior to the end of the Inspection Period and all Leases affecting the Property will be assumed by Purchaser from and after the Closing Date.

29. SUPPLEMENTAL DOCUMENTS: The parties agree to execute all documents which may reasonably be required to effectuate the terms and provisions of this Contract, provided any such documents do not increase the liability of the executing party in excess of the terms and conditions of this Contract.

30. CONSTRUCTION: The words "include" or "including" shall be construed as incorporating also the words "but not limited to" and "without limitation." The word "day" means a calendar day, unless otherwise specified. The words "herein", "hereof", "hereunder" and other similar compounds of the words "here", when used in this Contract, shall refer to the entire Contract and not to any particular provision or section. If the last day of any time period stated herein shall fall on a Saturday, Sunday or legal holiday, then the duration of such time period shall be extended so that it shall end on the next succeeding day which is not a Saturday, Sunday or legal holiday. Whenever used in this Contract, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. Marginal notes are inserted for convenience only and shall not form part of the text of this Contract.

31. COVENANT NOT TO RECORD: Purchaser will not record this Contract. Any attempted recording of this Contract shall constitute a default hereunder on the part of Purchaser and shall cause forfeiture by Purchaser of the Earnest Money and all interest thereon.

32. COUNTERPARTS AND COPIES: This Contract may be executed in several counterparts, all of which, when taken together, shall be deemed to be one original. Each fully executed copy also shall be deemed to be an original.

33. EFFECTIVE DATE: The date of formation of this Contract (herein called the "Effective Date" or the "date hereof") shall for all purposes be the date Seller executes this Contract.

34.       TIME:  Time is of the essence of this Contract.

35. STRICT COMPLIANCE/WAIVER: Any failure by either party to insist upon strict performance by the other party of any of the provisions of this Contract shall not be deemed a waiver of any of the provisions hereof, irrespective of the number of violations or breaches that may occur, and each party, notwithstanding any such failure, shall have the right thereafter to insist upon strict performance by the other of any and all of the provisions of this Contract.

36. GOVERNING LAW: The provisions of this Contract and all questions with respect to the construction and enforcement thereof, and the rights and liabilities of the parties hereto, shall be governed by, and construed and enforced in accordance with, the laws of the State in which the Property is located.

37. WAIVER OF JURY TRIAL: EXCEPT AS PROHIBITED BY LAW, THE PARTIES SHALL, AND THEY HEREBY DO, EXPRESSLY WAIVE TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, CONNECTED WITH, OR RELATING TO, THIS CONTRACT OR THE RELATIONSHIP CREATED HEREBY. WITH RESPECT TO ANY MATTER FOR WHICH A JURY TRIAL CANNOT BE WAIVED, THE PARTIES AGREE NOT TO ASSERT ANY SUCH CLAIM AS A COUNTERCLAIM IN, OR MOVE TO CONSOLIDATE SUCH CLAIM WITH, ANY ACTION OR PROCEEDING IN WHICH A JURY TRIAL IS WAIVED.

38. ATTORNEYS FEES: A party to this Contract who is the prevailing party in any legal proceeding against any other party brought under or with respect to this Contract or the transaction contemplated hereby shall be additionally entitled to recover court costs and reasonable attorney's fees from the non-prevailing party.

39. GENDER: A reference in this Contract to any one gender, masculine, feminine or neuter, includes the other two, and the singular includes the plural, and vice versa, unless the context requires otherwise.

40. CERTAIN REFERENCES: The term "herein", "hereof" or "hereunder", or similar terms used in this Contract, refer to this entire Contract and not to the particular provision in which the term is used. Unless otherwise stated, all references herein to paragraphs, subparagraphs or other provisions are references to paragraphs, subparagraphs or other provisions of this Contract.

41. CAPTIONS: The captions in this Contract are for convenience and reference only and in no way define, limit or describe the scope of this Contract or the intent of any provision hereof.

42. NO ORAL CHANGES: This Contract cannot be changed, and no provision hereof may be waived, orally. ANY CHANGES OR ADDITIONAL PROVISIONS OR WAIVERS MUST BE SET FORTH IN A RIDER ATTACHED HERETO OR IN A SEPARATE WRITTEN AGREEMENT SIGNED BY THE PARTIES.

43. EXHIBITS: All exhibits described herein and attached hereto are incorporated herein by this reference for all purposes.

44. DATE OF PERFORMANCE: If any date for performance hereunder falls on a Saturday, Sunday or other day which is a holiday under Federal law or under the State law where the Property is located, the date for such performance shall be the next succeeding business day.

45. COUNTERPART FACSIMILE EXECUTION: For purposes of executing this Contract, a document signed and transmitted by facsimile machine shall be treated an original document. The signature of any party thereon shall be considered an original signature, and the document transmitted shall be considered to have the same binding legal effect as an original signature on an original document. At the request of either party, any facsimile document shall be re-executed by both parties in original form. No party hereto may raise the use of a facsimile machine or the fact that any signature was transmitted through the use of a facsimile machine as a defense to the enforcement of this Contract or any amendment executed in compliance with this paragraph. This paragraph does not supersede the requirements of the "Notices" paragraph.



          IN WITNESS HEREOF, Purchaser and Seller agree that the Effective Date of this Contract shall be the date Seller executes this Contract.


          Purchaser: (Execute applicable Paragraph A., B. or C.)
          A.       INDIVIDUAL:

          Purchaser: _______________________________________________________
                           (Sign Name)               (Sign Name)

             Print: ________________________________________________________

          B.       LIMITED LIABILITY COMPANY OR PARTNERSHIP

          Purchaser: _______________________________________________________
          a  ______________________  _______________________________________


                           By: _____________________________________________

                                   _________________________________________
                                    (Print Name)     (Title)


                           By: _____________________________________________

                                   _________________________________________
                                    (Print Name)     (Title)


          C.       CORPORATION:

          Purchaser: Invesco Realty Advisor, Inc., a Delaware Corporation


                           By: _____________________________________________
                           Its:   __________________________________________

Attest: __________________________________

Its: _____________________________________

         PURCHASER'S ADDRESS:

         One Lincoln Centre, Suite 700
         5400 LBJ Freeway LB2,
         Dallas, TX  75240   Attention:  Ron Ragsdale




PURCHASER'S PHONE:         (H)      (                         )
                                    (O)     (972-715-7400     )
                                    (Fax)   (972-715-5811     )

          SOCIAL SECURITY OR TAXPAYER I.D. NUMBER OF PURCHASER:
          ___________________________________________________________

          DATE PURCHASER EXECUTES THIS CONTRACT: September ___, 1998

          PURCHASER'S ATTORNEY:             George C. Dunlap, Jr.
          ATTORNEY'S ADDRESS:               Jenkens & Gilchrist
                                            Fountain Place
                                            1445 Ross Avenue
                                            Suite 3200
                                            Dallas, Texas  75202

                           Phone:           (214-855-4500)
                           Fax:             (214-855-4300)

          SELLER:  USF&G/LEGG MASON REALTY PARTNERS LIMITED
                           PARTNERSHIP, a Maryland Limited Partnership
          By:               USF&G Realty Partners, Inc., a General Partner

          By: ________________________________________________________
          Its: _______________________________________________________

          SELLER'S ADDRESS: 6225 Smith Avenue
                                       Baltimore, MD 21209

          Attention: Gerry Trainor
          Phone:  410-205-6914
          FAX:     410-205-6932


          SELLER'S ATTORNEY:                 Jeffrey A. Abrams
          SELLER'S ADDRESS:                  Dann Pecar Newman & Kleiman
                                             2300 One American Square
                                             Box 82008
                                             Indianapolis, IN 46282
          Phone:                             (317) 632-3232
          Fax:                               (317) 632-2962



                                             Nicholas F. McCoy, Esq.
                                             USF&G Realty Advisors
                                             6225 Smith Avenue
                                             Baltimore, MD  21209
          Phone:                             410-205-6337
          Fax:                               410-205-6932


          DATE SELLER EXECUTES THIS CONTRACT:                , 1998.
          ("Effective Date").


         Exhibit A         Legal Description of the Land
         Exhibit B         Service Contracts
         Exhibit C         Leases
         Exhibit D         Permitted Exceptions
         Exhibit E         Form of Assignment and Assumption Agreement
         Exhibit F         Form of Warranty Deed
         Exhibit G         Form of Estoppel Certificate

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 ----------------------------------------------


     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of October 22, 1998, is executed by and between USF&G/LEGG MASON REALTY PARTNERS LIMITED PARTNERSHIP, a Maryland limited partnership ("Seller"), and INVESCO REALTY ADVISORS, INC., a Delaware corporation ("Purchaser").


                                 R E C I T A L S
                                 ---------------

     A. Seller and Purchaser have heretofore entered into a certain Purchase and Sale Agreement (the "Agreement") dated September 28, 1998, pursuant to the terms of which Seller agreed to sell and convey, and Purchaser agreed to purchase and acquire, certain real property located in Indianapolis, Marion County, Indiana all as more particularly described in the Agreement. Unless otherwise defined herein, terms used herein with initial capital letters shall have the same meanings assigned to such terms in the Agreement.

     B. Seller and Purchaser now wish to amend the Agreement.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1. Section 7(a) of the Agreement is hereby amended to provide as follows:
"(a) Purchaser is satisfied with the condition of the Property by Purchaser not providing notice to terminate this Contract on or before October 26, 1998."

     2. Seller agrees, on or before the Closing Date, to terminate any and all of the Service Contracts at Seller's sole cost and expense.

     3. Seller and Purchaser agree to accept signatures on this Amendment by facsimile.

     4. As amended hereby, the Agreement remains in full force and effect.


     EXECUTED and DELIVERED as of the date first above written.

                           SELLER:
                           ------

                           USF&G/LEGG MASON REALTY PARTNERS LIMITED PARTNERSHIP, a Maryland Limited Partnership

                           USF&G Realty Partners, Inc.,
                           a General Partner

                           By:
                           Print:
                           Its:


                           PURCHASER:
                           ---------

                           INVESCO REALTY ADVISORS, INC.,
                           a Delaware corporation


                           By:
                           Name:
                           Title:

                SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
                -----------------------------------------------


     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of October 26, 1998, is executed by and between USF&G/LEGG MASON REALTY PARTNERS LIMITED PARTNERSHIP, a Maryland limited partnership ("Seller"), and INVESCO REALTY ADVISORS, INC., a Delaware corporation ("Purchaser").


                                R E C I T A L S
                                ---------------

     A. Seller and Purchaser have heretofore entered into a certain Purchase and Sale Agreement (the "Original Agreement") dated September 28, 1998, pursuant to the terms of which Seller agreed to sell and convey, and Purchaser agreed to purchase and acquire, certain real property located in Indianapolis, Marion County, Indiana all as more particularly described in the Agreement. The Original Agreement was amended by a First Amendment to Purchase and Sale Agreement (the "First Amendment") dated as of October 22, 1998, executed by Seller and Purchaser. The Original Agreement, as amended by the First Amendment, is collectively called the "Agreement." Unless otherwise defined herein, terms used herein with initial capital letters shall have the same meanings assigned to such terms in the Agreement.

     B. Seller and Purchaser now wish to amend the Agreement.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1. The Purchase Price shall be $11,750,000.00.

     2. Section 7(a) of the Agreement is hereby amended to provide as follows:
"(a) Purchaser is satisfied with (i) the state taxes payable by owners of real property in the State of Indiana, and (ii) the duties, obligations and liabilities of the owner of the Property as a member of the Shadeland Station Owner's Association, Inc., by Purchaser not providing notice to terminate this Contract on or before October 27, 1998."

     3. Seller and Purchaser agree to accept signatures on this Amendment by facsimile.

     4. As amended hereby, the Agreement remains in full force and effect.


     EXECUTED and DELIVERED as of the date first above written.

                         SELLER:
                         ------

                         USF&G/LEGG MASON REALTY PARTNERS LIMITED PARTNERSHIP, a Maryland Limited Partnership

                         USF&G Realty Partners, Inc.,
                         a General Partner

                         By:
                         Print:
                         Its:

                         PURCHASER:
                         ---------

                         INVESCO REALTY ADVISORS, INC.,
                         a Delaware corporation


                         By:
                         Name:
                         Title:

                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 ----------------------------------------------


     THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of October 27, 1998, is executed by and between USF&G/LEGG MASON REALTY PARTNERS LIMITED PARTNERSHIP, a Maryland limited partnership ("Seller"), and INVESCO REALTY ADVISORS, INC., a Delaware corporation ("Purchaser").


                                R E C I T A L S
                                ---------------

     a. Seller and Purchaser have heretofore entered into a certain Purchase and Sale Agreement (the "Original Agreement") dated September 28, 1998, pursuant to the terms of which Seller agreed to sell and convey, and Purchaser agreed to purchase and acquire, certain real property located in Indianapolis, Marion County, Indiana all as more particularly described in the Agreement. The Original Agreement was amended by a First Amendment to Purchase and Sale Agreement (the "First Amendment") dated as of October 22, 1998, and by a
Second Amendment to Purchase and Sale Agreement dated as of October 26, 1998, each of which were executed by Seller and Purchaser. The Original Agreement, as amended by the First Amendment and the Second Amendment, is collectively called the "Agreement." Unless otherwise defined herein, terms used herein with initial capital letters shall have the same meanings assigned to such terms in the Agreement.

     b. Seller and Purchaser now wish to amend the Agreement.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1. Section 7(a) of the Agreement is hereby amended to provide as follows:
"Purchaser is satisfied with the duties, obligations and liabilities of the owner of the Property as a member of the Shadeland Station Owner's Association, Inc., by Purchaser not providing notice to terminate this Contract on or before October 28, 1998."

     2. Seller and Purchaser agree to accept signatures on this Amendment by facsimile.

     3. As amended hereby, the Agreement remains in full force and effect.


     EXECUTED and DELIVERED as of the date first above written.

                           SELLER:
                           ------

                           USF&G/LEGG MASON REALTY PARTNERS LIMITED PARTNERSHIP, a Maryland Limited Partnership

                           USF&G Realty Partners, Inc.,
                           a General Partner

                           By:
                           Print:
                           Its:

                           PURCHASER:
                           ---------

                           INVESCO REALTY ADVISORS, INC.,
                           a Delaware corporation


                           By:
                           Name:
                           Title:

                 FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 -----------------------------------------------


     THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of November 5, 1998, is executed by and between USF&G/LEGG MASON REALTY PARTNERS LIMITED PARTNERSHIP, a Maryland limited partnership ("Seller"), and INVESCO REALTY ADVISORS, INC., a Delaware corporation ("Purchaser").


                                R E C I T A L S
                                ---------------

     A. Seller and Purchaser have heretofore entered into a certain Purchase and Sale Agreement (the "Original Agreement") dated September 28, 1998, pursuant to the terms of which Seller agreed to sell and convey, and Purchaser agreed to purchase and acquire, certain real property located in Indianapolis, Marion County, Indiana all as more particularly described in the Agreement.
The Original Agreement was amended by a First Amendment to Purchase and Sale Agreement (the "First Amendment") dated as of October 22, 1998, by a Second Amendment to Purchase and Sale Agreement (the "Second Amendment") dated as of October 26, 1998, and by a Third Amendment to Purchase and Sale Agreement (the "Third Amendment") dated as of October 27, 1998, each of which were executed by Seller and Purchaser. The Original Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is collectively called the "Agreement." Unless otherwise defined herein, terms used herein with initial capital letters shall have the same meanings assigned to such terms in the Agreement.

     B. Seller and Purchaser now wish to further amend the Agreement.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

     1. The Closing Date shall be November 10, 1998.

     2. As amended hereby, the Agreement remains in full force and effect.


     EXECUTED and DELIVERED as of the date first above written.

                          SELLER:
                          ------

                          USF&G/LEGG MASON REALTY PARTNERS LIMITED PARTNERSHIP, a Maryland Limited Partnership

                          USF&G Realty Partners, Inc.,
                          a General Partner

                          By:
                          Print:
                          Its:

                          PURCHASER:
                          ---------

                          INVESCO REALTY ADVISORS, INC.,
                          a Delaware corporation

                          By:
                          Name:
                          Title: